                                    BYLAWS OF

                        FIRST NORTHERN COMMUNITY BANCORP

                                TABLE OF CONTENTS
                                -----------------


                                                                            PAGE
                                                                            ----

I      OFFICES.................................................................1
       1.       Principal Office...............................................1
       2.       Other Offices..................................................1

II     MEETINGS OF SHAREHOLDERS................................................1
       3.       Place of Meetings..............................................1
       4.       Annual Meetings................................................1
       5.       Special Meetings...............................................1
       6.       Notice of Shareholders'Meeting.................................2
       7.       Manner of Giving Notice........................................2
       8.       Affidavit of Notice............................................3
       9.       Quorum.........................................................4
       10.      Adjourned Meeting..............................................4
       11.      Voting Generally...............................................4
       12.      Cumulative Voting for Directors................................4
       13.      Waiver of Notice or Consent by
                Absent Shareholders............................................5
       14.      Shareholder Action by Written Consent without a
                Meeting........................................................5
       15.      Notice of Action Taken by Written Consent without
                a Meeting......................................................6
       16.      Record Dates for Shareholder Notice, Voting, and Giving
                Consents.......................................................6
       17.      Proxies........................................................6
       18.      Inspectors of Election.........................................7

III    DIRECTORS...............................................................8
       19.      Powers.........................................................8
       20.      Number and Qualification of Directors..........................8
       21.      Nomination of Directors........................................9
       22.      Vacancies.....................................................10
       23.      Resignation...................................................11
       24.      Place of Meetings and Meetings by Telephone...................11
       25.      Annual Meetings...............................................11
       26.      Other Regular Meetings........................................11
       27.      Special Meetings..............................................12
       28.      Notice of Special Meetings....................................12
       29.      Quorum........................................................12
       30.      Waiver of Notice..............................................12
       31.      Adjournment...................................................13
       32.      Notice of Adjournment.........................................13
       33.      Action without Meeting........................................13
       34.      Fees and Compensation of Directors............................13

IV     COMMITTEES.............................................................13
       35.      Committees of Directors.......................................13
       36.      Meetings and Action of Committees.............................14

                                       i

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V      OFFICERS...............................................................14
       37.      Officers......................................................14
       38.      Election of Officers..........................................14
       39.      Subordinate Officers..........................................15
       40.      Removal and Resignation of Officers...........................15
       41.      Vacancies in Offices..........................................15
       42.      Chairman of the Board.........................................15
       43.      President.....................................................15
       44.      Vice Presidents...............................................16
       45.      Secretary.....................................................16
       46.      Chief Financial Officer.......................................16

VI     INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND OTHER AGENTS.....17
       47.      Agents, Proceedings and Expenses..............................17
       48.      Actions Other Than by the Corporation.........................17
       49.      Actions by the Corporation....................................17
       50.      Successful Defense by Agent...................................18
       51.      Required Approval.............................................18
       52.      Advance of Expenses...........................................18
       53.      Other Contractual Rights......................................19
       54.      Limitations...................................................19
       55.      Insurance.....................................................19
       56.      Fiduciaries of Corporate Employee Benefit Plans...............19

VII    RECORDS AND REPORTS....................................................19
       57.      Maintenance and Inspection of Share Register..................19
       58.      Maintenance and Inspection of Bylaws..........................20
       59.      Maintenance and Inspection of Other Corporate Records.........20
       60.      Inspection by Directors.......................................20
       61.      Annual Report to Shareholders.................................20
       62.      Financial Statements..........................................21
       63.      Annual Statement of General Information.......................21

VIII   GENERAL CORPORATE MATTERS..............................................22
       64.      Record Date for Purposes Other Than Notice and Voting.........22
       65.      Checks, Drafts, Evidences of Indebtedness.....................22
       66.      Corporate Contracts and Instruments, Execution Of.............22
       67.      Certificate for Shares........................................22
       68.      Lost Certificates.............................................23
       69.      Representation of Shares of Other Corporations................23
       70.      Construction and Definitions..................................23

IX     AMENDMENTS.............................................................23
       71.      Amendment by Shareholders.....................................23
       72.      Amendment by Directors........................................23

                                    BYLAWS OF

                        FIRST NORTHERN COMMUNITY BANCORP





                                       I

                                     OFFICES

     1.   Principal Office.
          -----------------

     The Board of Directors shall fix the location of the principal executive office of this Corporation at any place which is within Solano County, State of California.

     2.   Other Offices.
          --------------

     The Board of Directors may at any time establish branch offices at any place or places where the Corporation is qualified to do business.

                                       II

                            MEETINGS OF SHAREHOLDERS

     3.   Place of Meetings.
          ------------------

     Meetings of shareholders shall be held at any place within or outside Solano County, but within the State of California, designated by the Board of Directors. In the absence of any such designation, shareholders' meetings shall be held at the principal executive office of this Corporation.

     4.   Annual Meetings.
          ----------------

     The annual meeting of the shareholders shall be held each year on a date and at a time designated by the Board of Directors. The date designated by the Board of Directors shall be within five months after the end of this Corporation's fiscal year and within 15 months after the last annual meeting.

     5.   Special Meetings.
          -----------------

     A special meeting of the shareholders may be called at any time by the Board of Directors, or by the Chairman of the Board, or by the President, or by one or more shareholders holding shares in the aggregate entitled to cast no less than 10% of the votes at the meeting. If a special meeting is called by any person or persons other than the Board of Directors, the request shall be in writing, specifying the time of the meeting and the general nature of the business proposed to be transacted. The request shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to one or more of the Chairman of the Board, the President, any vice president, or the Secretary of this Corporation. The officer receiving the request shall cause notice to be given promptly to the shareholders entitled to vote, in accordance with the provisions of sections 6 and 7 of these Bylaws, that a meeting will be held at the time requested by the person or persons calling the meeting not less than 35 nor more than 60 days after the receipt of the request. If the notice is not given within 20 days after receipt of the request, the person or persons requesting the meeting may give the notice. Nothing contained in this section shall be construed as limiting, fixing or affecting the time when a meeting of shareholders called by action of the Board of Directors may be held.

     6.   Notice of Shareholders' Meeting.
          --------------------------------

     All notices of meetings of shareholders shall be sent or otherwise given in accordance with section 7 of these Bylaws not less than 10 nor more than 60 days before the date and hour of the meeting. The notice shall specify the place, date and time of the meeting and (i) in the case of a special meeting, the general nature of the business to be transacted, or (ii) in the case of the annual meeting, those matters which the Board of Directors, at the time of giving the notice, intends to present for action by the shareholders. The notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees whom, at the time of the notice, management intends to present for election. If action is proposed to be taken at any meeting for approval of (i) a contract or transaction in which a director has direct or indirect financial interest, pursuant to section 310 of the California Corporations Code (the "Code"), (ii) an amendment of the Articles of Incorporation of this Corporation, pursuant to section 902 of the Code, (iii) a reorganization of this Corporation, pursuant to section 1201 of the Code, (iv) a voluntary dissolution of this Corporation, pursuant to section 1900 of the Code, or (v) a distribution in dissolution other than in accordance with the rights of outstanding preferred shares, pursuant to section 2007 of the Code, the notice shall also state the general nature of that proposal.

     7.   Manner of Giving Notice.
          ------------------------

     Notice of any meeting of shareholders shall be given either personally or by first-class mail or telegraphic or other written communication, charges prepaid, addressed to the shareholder at the address of that shareholder appearing on the books of this Corporation or given by the shareholder to the Corporation for the purpose of notice. If no such address appears on the Corporation's books or is given, notice shall be deemed to have been given if sent to that shareholder by first-class mail or telegraphic or other written communication to the Corporation's principal executive office, or if published at least once in a newspaper of general circulation in the county where that office is located. Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by telegram or other means of written communication. If any notice addressed to a shareholder at the address of that shareholder appearing on the books of this Corporation is returned to the Corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice to the shareholder at that address, all future notices or reports shall be deemed to have been duly given without further mailing if these shall be available to the shareholder on written demand of the shareholder at the principal executive office of this Corporation for a period of one year from the date of the giving of the notice or report.

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     8.   Affidavit of Notice.
          --------------------

     An affidavit of the mailing or other means of giving any notice of any shareholders' meeting shall be executed by the Secretary, assistant secretary, or any transfer agent of this Corporation giving the notice, and shall be filed and maintained in the records of this Corporation.

     9.   Agendas for Annual Meetings of Shareholders.
          --------------------------------------------

     At any annual meeting of shareholders only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (i) specified in the notice of meeting (or any supplement thereto) given by, or at the direction of, the Board of Directors, (ii) otherwise properly brought before the meeting by, or at the direction of, the chairman of the meeting, or (iii) otherwise properly brought before the meeting by a shareholder entitled to vote at such meeting. For business to be properly brought before a meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation and must have been a shareholder of record at the time such notice is given. To be timely, a shareholder's notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than 70 days nor more than 90 days prior to the first anniversary date of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 20 days, or delayed by more than 70 days, from such anniversary date, notice by the shareholder to be timely must be so delivered or mailed and received not earlier than 90 days prior to such annual meeting and not later than the close of business on the later of the 70 days prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Such shareholder's notice to the Secretary shall set forth (i) as to each matter the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, and (ii) as to the shareholder giving the notice
(a) the name and record address of the shareholder, (b) the class and the number of shares of capital stock of the Corporation which are beneficially owned by the shareholder, (c) any material interest of the shareholder in such business and (d) whether the shareholder intends or is part of a group which intends to solicit proxies from other shareholders in support of such proposal and if part of a group, the names and addresses of such group members. No business shall be conducted at an annual meeting of shareholders unless proposed in accordance with the procedures set forth herein. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the foregoing procedure and such business shall not be transacted. To the extent this section 9. shall be deemed by the Board of Directors or the United States Securities and Exchange Commission or any applicable bank regulatory authority, or finally adjudged by a court of competent jurisdiction, to be inconsistent with the right of shareholders to request inclusion of a proposal in the Corporation's proxy statement pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, such rule shall prevail.

     10.  Quorum.
          -------

     The presence in person or by proxy of the holders of a majority of the shares entitled to vote at any meeting of shareholders shall constitute a quorum for the transaction of business. The shareholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum, if any action taken, other than adjournment, is approved by at least a majority of the shares required to constitute a quorum.

     11.  Adjourned Meeting.
          ------------------

     Any shareholders' meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the shares represented at that meeting, either in person or by proxy, but in the absence of a quorum, no other business may be transacted at that meeting, except as provided in section 10 of these Bylaws. When any meeting of shareholders, either annual or special, is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place are announced at a meeting at which the adjournment is taken, unless a new record date for the adjourned meeting is fixed, or unless the adjournment is for more than 45 days from the date set for the original meeting, in which case the Board of Directors shall set a new record date. Notice of any such adjourned meeting shall be given to each shareholder of record entitled to vote at the adjourned meeting in accordance with the provisions of sections 6 and 7 of these Bylaws. At any adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting.

     12.  Voting Generally.
          -----------------

     The shareholders entitled to vote at any meeting shall be determined in accordance with the provisions of section 17 of these Bylaws subject to the provisions of sections 702 to 704, inclusive, of the Code, which relate to voting shares held by a fiduciary, in the name of a corporation, or in joint ownership or subject to a voting trust. In the discretion of the chairman of the meeting, the shareholders vote may be by voice vote or by ballot; provided, however, that any election for directors must be by ballot if demanded by any shareholder before the voting has begun. On any matter other than elections of directors, any shareholder may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, but, if the shareholder fails to specify the number of shares which the shareholder is voting affirmatively, it will be conclusively presumed that the shareholder's approving vote is with respect to all shares that the shareholder is entitled to vote. If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on any manner, other than the election of directors, shall be the act of the shareholders, unless the vote of a greater number or voting by classes is required by Code or by the Articles of Incorporation.

     13.  Cumulative Voting for Directors.
          --------------------------------

     At a shareholders' meeting at which directors are to be elected, no shareholder shall be entitled to cumulate votes, that is, to cast for any one or more candidates a number of votes greater than the number of the shareholder's shares, unless the candidates' names have been placed in nomination prior to commencement of the voting and a shareholder has given notice prior to commencement of the voting of the shareholder's intention to cumulate votes. If any shareholder has given such a notice, then every shareholder entitled to vote may cumulate votes for candidates in nomination and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which that shareholder's shares are entitled, or distribute the shareholder's votes on the same principle among all of the candidates, as the shareholder thinks fit. The candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected.

     14.  Waiver of Notice or Consent by Absent Shareholders.
          ---------------------------------------------------

     The transactions of any meeting of shareholders, either annual or special, however called and noticed, and wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each person entitled to vote, who was not present in person or by proxy, signs a written waiver of notice or a consent to a holding of the meeting, or an approval of the minutes. The waiver of notice or consent need not specify either the business to be transacted or the purpose of any annual or special meeting of shareholders, except that if action is taken or proposed to be taken for approval of any of those matters specified in the last sentence of section 6 of these Bylaws, the waiver or consent shall state the general nature of the proposal. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Attendance by a person at a meeting shall also constitute a waiver of notice of that meeting, except when the person objects, at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened, and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters not included in the notice of the meeting if that objection is expressly made at the meeting.

     15.  Shareholder Action by Written Consent without a Meeting.
          --------------------------------------------------------

     Any action which may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all shares entitled to vote on that action were present and voted, provided that the Board of Directors of this Corporation, by resolution, shall have previously approved any such action. In the case of election of directors, a consent otherwise conforming to the requirements of the preceding sentence shall be effective only if signed by the holders of all outstanding shares entitled to vote for the election of directors; provided, however, that a director may be elected at any time to fill a vacancy on the Board of Directors that has not been filled by the directors and that was not created by the removal of a director by the written consent of the holders of a majority of the outstanding shares entitled to vote for the election of directors. All such consents shall be filed with the Secretary of this Corporation and shall be maintained in the corporate records. Any shareholder giving a written consent, or the shareholder's proxy holders, or a transferee of the shares or a personal representative of the shareholder or their respective proxy holders, may revoke the consent by a writing received by the Secretary of this Corporation before written consents of the number of shares required to authorize the proposed action have been filed with the Secretary.

     16.  Notice of Action Taken by Written Consent without a Meeting.
          ------------------------------------------------------------

     If the consents of all shareholders entitled to vote have not been solicited in writing, and if the unanimous written consent of all such shareholders shall not have been received, the Secretary of this Corporation shall give prompt notice of the corporate action approved by the shareholders without a meeting. This notice shall be given in the manner specified in section 7 of these Bylaws. In the case of approval of (i) contracts or transactions in which a director has a direct or indirect financial interest, pursuant to section 310 of the Code, (ii) indemnification of agents of this Corporation, pursuant to section 317 of the Code, (iii) a reorganization of this Corporation, pursuant to section 1201 of the Code, and (iv) a distribution in dissolution other than in accordance with the rights of outstanding preferred shares, pursuant to section 2007 of the Code, the notice shall be given at least 10 days before the consummation of any action authorized by that approval.

     17.  Record Dates for Shareholder Notice, Voting, and Giving Consents.
          -----------------------------------------------------------------

     For purposes of determining the shareholders entitled to notice of any meeting or to vote or entitled to give consent to corporate action without a meeting, the Board of Directors may fix, in advance, a record date, which shall be not more than 60 days, nor less than 10 days, before the date of any such meeting nor more than 60 days before any such action without a meeting, and in this event only shareholders of record on the date so fixed are entitled to notice and to vote or to give consents, as the case may be, notwithstanding any transfer of any shares on the books of this Corporation after the record date, except as otherwise provided in the Articles of Incorporation or in the Code. If the Board of Directors does not fix a record date:

     (a) The record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the business day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the business day preceding the day on which the meeting is held.

     (b) The record date for determining shareholders entitled to give consent to corporate action in writing without a meeting, (i) when no prior action by the Board of Directors has been taken, shall be the day on which the first written consent is given, or (ii) when prior action of the Board of Directors has been taken, shall be at the close of business on the day on which the Board of Directors adopts the resolution relating to that action, or the 60th day before the date of such other action, whichever is later.

     18.  Proxies.
          --------

     Every person entitled to vote for directors or on any other matter shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the Secretary of this Corporation. A proxy shall be deemed signed if the shareholder's name is placed on the proxy, whether by manual signature, typewriting, telegraphic transmission, or otherwise, by the shareholder or the shareholder's attorney in fact. A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless (i) revoked by the person executing it, before the vote pursuant to that proxy, by a writing delivered to the Corporation stating that the proxy is revoked, or by a subsequent proxy executed by, or attendance at the meeting and voting in person by, the person executing the proxy; or (ii) written notice of the death or incapacity of the maker of that proxy is received by the Corporation before the vote pursuant to that proxy is counted; provided, however that no proxy shall be valid after the expiration of 11 months from the date of the proxy, unless otherwise provided in the proxy. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of sections 705(e) and 705(f) of the Code.

     19.  Inspectors of Election.
          -----------------------

     Before any meeting of shareholders, the Board of Directors may appoint any persons other than nominees for office to act as inspectors of election at the meeting or its adjournment. If no inspectors of election are so appointed, the chairman of the meeting may, and on the request of any shareholder or a shareholder's proxy shall, appoint inspectors of election at the meeting. The number of inspectors shall be either one or three. If inspectors are appointed at a meeting on the request of one or more shareholders or proxies, the holders of a majority of shares or their proxies present at the meeting shall determine whether one or three inspectors are to be appointed. If any person appointed as inspector fails to appear or fails or refuses to act, the chairman of the meeting may, and upon the request of any shareholder or a shareholder's proxy shall, appoint a person to fill that vacancy. These inspectors shall:

     (a) Determine the number of shares of outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies;

     (b) Receive votes, ballots, or consents;

     (c) Hear and determine all challenges and questions in any way arising in connection with the right to vote;

     (d) Count and tabulate all votes or consents;

     (e) Determine the result; and

     (f) Do any other acts that may be proper to conduct the election or vote with fairness to all shareholders.

     20.  Conduct of Meetings.
          --------------------

     The date and time of the opening and the closing of the polls for each matter upon which the shareholders will vote at a meeting shall be announced at the meeting by the person presiding over the meeting. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of shareholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of any meeting of shareholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting, (ii) rules and procedures for maintaining order at the meeting and the safety of those present, (iii) limitations on attendance at or participation in the meeting to shareholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine, (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof, and (v) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of shareholders shall not be required to be held in accordance with the rules of parliamentary procedure.

                                      III

                                    DIRECTORS

     21.  Powers.
          -------

     Subject to the provisions of the Code and any limitations in the Articles of Incorporation and these Bylaws relating to action required to be approved by the shareholders or by the outstanding shares, the business and affairs of this Corporation shall be managed and all corporate powers shall be exercised by or under the direction of the directors.

     22. Number and Qualification of Directors.
         --------------------------------------

     The number of directors of this Corporation shall not be less than seven nor more than 13. The exact number of directors shall be fixed from time to time, within the limits specified in this Section 22 of these Bylaws, (i) by a resolution duly adopted by the Board of Directors; or (ii) by a bylaw or amendment thereof duly adopted by the vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of the holders of a majority of the outstanding shares entitled to vote; or (iii) by approval of the shareholders (as defined in Section 153 of the Code). The indefinite number of directors may be changed by a duly adopted amendment to the Articles of Incorporation and this bylaw adopted by the vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of the holders of a majority of the outstanding shares entitled to vote, provided that no amendment may change the stated maximum number of authorized directors to a number greater than two times the stated minimum number of directors minus one; and, further, no amendment shall change the minimum number of directors to be less than five nor the maximum number to be more than 25 directors. Subject to the foregoing provisions for changing the number of directors, the exact number of directors of this Corporation has been fixed at 11. Each director of this Corporation must hold in his or her individual name at least 350 shares of the common stock of this Corporation within one year following the date of election. No person shall be a member of the Board of Directors (a) who has not been a resident for a period of at least two years immediately prior to his or her election of a county in which any subsidiary of this Corporation maintains a office unless the election of such person shall be approved by the affirmative vote of at least two-thirds (2/3's) of the members of the Board of Directors of this Corporation then in office, or (b) who owns, together with his or her family residing with him or her, directly or indirectly, more than one percent of the outstanding shares of any banking corporation, affiliate or subsidiary thereof, bank holding company, industrial loan company, savings bank or association or finance company, other than this Corporation or any affiliate or subsidiary of this Corporation, or (c) who is a director, officer, employee, agent, nominee, or attorney of any banking corporation, affiliate, or subsidiary thereof, bank holding company, industrial loan company, savings bank or association or finance company, other than this Corporation or any affiliate or subsidiary of this Corporation, or (d) who has or is the nominee of anyone who has any contract, arrangement or understanding with any banking corporation, or affiliate or subsidiary thereof, bank holding company, industrial loan company, savings bank or association or finance company, other than this Corporation or any affiliate or subsidiary of this Corporation, or with any officer, director, employee, agent, nominee, attorney or other representative of such covered entity, that he or she will reveal or in any way utilize information obtained as a director of this Corporation or that he or she will, directly or indirectly, attempt to effect or encourage any action of this Corporation.

     23.  Nomination of Directors.
          ------------------------

     Nominations for election to the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of capital stock of the Corporation entitled to vote for the election of directors. Nominations, other than those made by the Board of Directors shall be made in writing and shall be delivered or mailed to the President of the Corporation not less than 30 days nor more than 60 days prior to any meeting of shareholders called for the election of directors, provided, however, that if less than 21 days' notice of the meeting is given to shareholders, such nomination shall be mailed or delivered to the President of the Corporation not later than the close of business on the seventh day following the day on which the notice of meeting was mailed. Such notification shall contain the following information as to each proposed nominee and as to each person, acting alone or in conjunction with one or more other persons, in making such nomination or in organizing, directing or financing such nomination or solicitation of proxies to vote for the nominee:
(a) the name, age, residence address and business address of each proposed nominee and each such person and the date as of which such nominee commenced residency at such residence address; (b) the principal occupation or employment, the name, type of business and address of the organization or other entity in which such employment is carried on of each proposed nominee and of each such person; (c) if the proposed nominee is an attorney, a statement as to whether or not either he or she or any firm with whom he or she has a relationship as partner, associate, of counsel, employee, or otherwise, acts as legal counsel for any banking corporation, affiliate or subsidiary thereof, bank holding company, industrial loan company, savings bank or association or finance company, other than this Corporation or any affiliate or subsidiary of this Corporation; (d) a statement as to each proposed nominee and a statement as to each such person stating whether the nominee or person concerned has been a participant in any proxy contest within the past ten years, and, if so, the statement shall indicate the principals involved, the subject matter of the contest, the outcome thereof, and the relationship of the nominee or person to the principals; (e) the amount of stock of the Corporation owned beneficially, directly or indirectly, by each proposed nominee or by members of his or her family residing with him or her and the names of the registered owners thereof;
(f) the amount of stock of the Corporation owned of record but not beneficially by each proposed nominee or by members of his or her family residing with him or her and by each such person or by members of his or her family residing with him or her and the names of the beneficial owners thereof; (g) if any shares specified in (e) or (f) above were acquired in the last two years, a statement of the dates of acquisition and amounts acquired on each date; (h) a statement showing the extent of any borrowings to purchase shares of the

Corporation specified in (e) or (f) above acquired within the preceding two years, and if funds were borrowed otherwise than pursuant to a margin account or bank loan in the regular course of business of a bank, the material provisions of such borrowings and the names of the lenders; (i) the details of any contract, arrangement or understanding relating to the securities of the Corporation, to which each proposed nominee or to which each such person is a party, such as joint venture or option arrangements, puts or calls, guaranties against loss, or guaranties of profit or arrangements as to the division of losses or profits or with respect to the giving or withholding of proxies, and the name or names of the persons with whom such contracts, arrangements or understandings exist; (j) the details of any contract, arrangement, or understanding to which each proposed nominee or to which such person is a party with any banking corporation, affiliate or subsidiary thereof, bank holding company, industrial loan company, savings bank or association or finance company, other than this Corporation or any affiliate or subsidiary of this Corporation, or with any officer, director, employee, agent, nominee, attorney, or other representative of such covered entity; (k) a description of any arrangement or understanding of each proposed nominee and of each such person with any person regarding future employment or with respect to any future transaction to which the Corporation will or may be a party; (l) a statement as to each proposed nominee and a statement as to each such person as to whether or not the nominee or person concerned will bear any part of the expense incurred in any proxy solicitation, and, if so, the amount thereof; (m) a statement as to each proposed nominee and a statement as to each such person describing any conviction for a felony that occurred during the preceding ten years involving the unlawful possession, conversion or appropriation of money or other property, or the payment of taxes; (n) the total number of shares that will be voted for each proposed nominee; (o) the amount of stock, if any, owned, directly or indirectly, by each proposed nominee or by members of his or her family residing with him or her, in any banking corporation, affiliate or subsidiary thereof, bank holding company, industrial loan company, savings bank or association or finance company, other than this Corporation or any affiliate or subsidiary of this Corporation; and (p) the identity of any banking corporation, affiliate or subsidiary thereof, or bank holding company or industrial loan company, savings bank or association or finance company, other than this Corporation or any affiliate or subsidiary of this Corporation, as to which such nominee or any other such person serves as a director, officer, employee, agent, consultant, advisor, nominee or attorney, together with a description of such relationship.

     24.  Election and Term of Office of Directors.
          -----------------------------------------

     The chairman of the meeting may, in his or her discretion, determine and declare to the meeting that a nomination not made in accordance with the foregoing procedure shall be disregarded. The Directors shall be elected at each annual meeting of the shareholders to hold office until the next annual meeting or until the director has reached the mandatory retirement age of 65 years (or, if approved by the Board of Directors by resolution, at the adjournment of the first meeting of the Board of Directors following his or her 65th birthday), died, resigned or been removed, whichever occurs first.

     25.  Vacancies.
          ----------

     Vacancies in the Board of Directors may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director, except that a vacancy created by the removal of a director by the vote or written consent of the shareholders or by court order may be filled only by the vote of a majority of the shares entitled to vote represented at a meeting at which a quorum is present, or by the written consent of holders of all of the outstanding shares entitled to vote. Each director so elected shall hold office until the next annual meeting of the shareholders and until a successor has been elected and qualified. A vacancy or vacancies in the Board of Directors shall be deemed to exist in the event of a director's 65th birthday, death, resignation, or removal, or if the Board of Directors by resolution declares vacant the office of a director who has been declared of unsound mind by an order of court or convicted of a felony, or if the authorized number of directors is increased, or if the shareholders fail, at any meeting of shareholders at which any director or directors are elected, to elect the number of directors to be voted for at that meeting. The shareholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors, but any such election by written consent and not involving a vacancy created by removal shall require the consent of a majority of the outstanding shares entitled to vote.

     26.  Resignation.
          ------------

     Any director may resign effective on giving written notice to the Chairman of the Board, the President, the Secretary, or the Board of Directors, unless the notice specifies a later time for that resignation to become effective. If the resignation of a director is effective at a future time, the Board of Directors may elect a successor to take office when the resignation becomes effective. No reduction of the authorized number of directors shall have the effect of removing any director before that director's term of office expires.

     27.  Place of Meetings and Meetings by Telephone.
          --------------------------------------------

     Regular meetings of the Board of Directors may be held at any place within the State of California that has been designated from time to time by resolution of the Board of Directors. In the absence of such a designation, regular meetings shall be held at the principal executive office of this Corporation. Special meetings of the Board of Directors shall be held at any place within the State of California that has been designated in the notice of the meeting or, if not stated in the notice or there is no notice, at the principal executive office of this Corporation. Any meeting, regular or special, may be held by conference telephone or similar communication equipment, so long as all directors participating in the meeting can hear one another, and all such directors shall be deemed to be present in person at the meeting.

     28.  Annual Meetings.
          ----------------

     Within 30 days after each annual meeting of shareholders, the Board of Directors shall hold a regular meeting for the purpose of organization and the transaction of other business. Notice of this meeting shall not be required.

     29.  Other Regular Meetings.
          -----------------------

     Other regular meetings of the Board of Directors shall be held without call at such time as shall from time to time be fixed by the Board of Directors. Such regular meetings may be held without notice.

     30.  Special Meetings.
          -----------------

     Special meetings of the Board of Directors for any purpose may be called at any time by the Chairman of the Board or the President or the Secretary.

     31.  Notice of Special Meetings.
          ---------------------------

     Notice of the time and place of special meetings shall be delivered personally or by telephone (including a voice messaging system or other system or technology designed to record and communicate messages), electronic mail or other electronic means to each director or sent by first-class mail or telegram, charges prepaid, addressed to each director at that director's address as it is shown on the records of this Corporation. In case the notice is mailed, it shall be deposited in the United States mail at least four days before the time of the holding of the meeting. In case the notice is delivered personally or by telephone or telegram, it shall be delivered personally or by telephone (including voice messaging or other system or technology), electronic mail or other electronic means or to the telegraph company at least 24 hours before the time of the holding of the meeting. Any oral notice given personally or by telephone (including voice messaging or other system or technology), electronic mail or other electronic means may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose of the meeting nor the place if the meeting is to be held at the principal executive office of this Corporation.

     32.  Quorum.
          -------

     A majority of the authorized number of directors shall constitute a quorum for the transaction of business, except to adjourn as provided in section 34 of these Bylaws. Every act or decision done or made by a majority of the directors present at a meeting held at which a quorum is present shall be regarded as the act of the Board of Directors, subject to the provisions of section 310 of the Code as to approval of contracts or transactions in which a director has a direct or indirect material financial interest, section 311 of the Code as to appointment of committees, and section 317(e) of the Code as to indemnification of directors. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

     33.  Waiver of Notice.
          -----------------

     The transactions of any meeting of the Board of Directors, however called and noticed or wherever held, shall be as valid as though had at a meeting held after regular call and notice if a quorum is present and if, either before or after the meeting, each of the directors not present signs a written waiver of notice, a consent to holding the meeting or an approval of the minutes. The waiver of notice or consent need not specify the purpose of the meeting. All such waivers, consents, and approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Notice of the meeting shall also be deemed given to any director who attends the meeting without protesting before or at its commencement the lack of notice to that director.

     34.  Adjournment.
          ------------

     A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place.

     35.  Notice of Adjournment.
          ----------------------

     Notice of the time and place of holding an adjourned meeting need not be given, unless the meeting is adjourned for more than 24 hours, in which case notice of the time and place shall be given before the time of the adjourned meeting in the manner specified in section 31 of these Bylaws, to the directors who were not present at the time of the adjournment.

     36.  Action without Meeting.
          -----------------------

     Any action required or permitted to be taken by the Board of Directors may be taken without a meeting, if all members of the Board of Directors shall individually or collectively consent in writing to that action. Such action by written consent shall have the same force and effect as a unanimous vote of the Board of Directors. Such written consent or consents shall be filed with the minutes of the proceedings of the Board of Directors.

     37.  Fees and Compensation of Directors.
          -----------------------------------

     Directors and members of committees may receive such compensation for their services, and such reimbursement of expenses, as may be fixed by the Board of Directors. This section shall not be construed to preclude any director from serving the Corporation in any other capacity as an officer, agent, employee, or otherwise and receiving compensation for those services.

                                       IV

                                   COMMITTEES

     38.  Committees of Directors.
          ------------------------

     The Board of Directors may, by resolution adopted by a majority of the authorized number of directors, designate one or more committees, each consisting of two or more directors, to serve at the pleasure of the Board of Directors. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent member at any meeting of the committee. Any committee, to the extent provided in the resolution of the Board of Directors, shall have all the authority of the Board of Directors, except with respect to:

     (a) the approval of any action which, under the Code, also requires shareholders' approval or approval of the outstanding shares;

     (b) the filling of vacancies on the Board of Directors or on any committee;

     (c) the fixing of compensation of the directors for serving on the Board of Directors or on any committee;

     (d) the amendment or repeal of Bylaws or the adoption of new Bylaws;

     (e) the amendment or repeal of any resolution of the Board of Directors which by its express terms is not so amendable or repealable;

     (f) a distribution to the shareholders of this Corporation, except at a rate or in a periodic amount or within a price range determined by the Board of Directors;

     (g) the appointment of any other committees of the Board of Directors or the members of these committees; or

     (h) the taking of any other action which cannot, by statute, be done without approval of the Board of Directors.

     39.  Meetings and Action of Committees.
          ----------------------------------

     Meetings and action of committees shall be governed by and held and taken in accordance with the provisions of section 27 of these Bylaws as to place of meetings, section 29 of these Bylaws as to regular meetings, section 30 of these Bylaws as to special meetings, section 31 of these Bylaws as to notice of special meetings, section 32 of these Bylaws as to quorum, section 33 of these Bylaws as to waiver of notice, section 34 of these Bylaws as to adjournment, and section 36 of these Bylaws as to action without a meeting, with such changes in the context of those sections as are necessary to substitute the committee and its members for the Board of Directors and its members, except that the time of regular meetings of committees may be determined either by resolution of the Board of Directors or by resolution of the committee; special meetings of committees may also be called by resolution of the Board of Directors; and notice of special meetings of committees shall also be given to all alternate members who shall have the right to attend all meetings of the committee. The Board of Directors may adopt rules for the government of any committee not inconsistent with the provisions of these Bylaws.

                                       V

                                    OFFICERS

     40.  Officers.
          ---------

     The officers of this Corporation shall be a President, a Secretary, a Chief Financial Officer and a Chairman of the Board. The Corporation may also have, at the discretion of the Board of Directors, a Vice Chairman, one or more vice presidents, one or more assistant secretaries, one or more assistant treasurers, and such other officers as may be appointed in accordance with the provisions of section 42 of these Bylaws. Any number of offices may be held by the same person.

     41.  Election of Officers.
          ---------------------

     The officers of this Corporation, except such officers as may be appointed in accordance with the provisions of sections 42 or 44 of these Bylaws, shall be chosen by the Board of

Directors and each shall serve at the pleasure of the Board of Directors, subject to the rights, if any, of an officer under any contract of employment.

     42.  Subordinate Officers.
          ---------------------

     The Board of Directors may appoint, and may empower the President to appoint, such other officers as the business of this Corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the Bylaws or as the Board of Directors may from time to time determine.

     43.  Removal and Resignation of Officers.
          ------------------------------------

     Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the Board of Directors, at any regular or special meeting of the Board of Directors, or, except in case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors. Any officer may resign at any time by giving written notice to the Corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of this Corporation under any contract to which the officer is a party.

     44.  Vacancies in Offices.
          ---------------------

     A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these Bylaws for regular appointments to that office.

     45.  Chairman of the Board.
          ----------------------

     The Chairman of the Board shall, if present, preside at meetings of the Board of Directors, and exercise and perform such other powers and duties as may be from time to time assigned to him or her by the Board of Directors or prescribed by the Bylaws.

     46.  Vice Chairman.
          --------------

     In the absence or disability of the Chairman, the Vice Chairman, if any, shall perform all the duties of the Chairman of the Board. The Vice Chairman shall have such other powers and duties as may be prescribed by the Board of Directors or these Bylaws.

     47.  President.
          ----------

     Subject to such supervisory powers, if any, as may be given by the Board of Directors to the Chairman of the Board, the President shall be the chief executive officer of this Corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and the officers of this Corporation. The President shall preside at all meetings of the shareholders and, in the absence of the Chairman of the Board, at all meetings of the Board of Directors. The President shall have the general duties of management usually vested in the office of the President of a Corporation, and shall have such other powers and duties as may be prescribed by the Board of Directors or these Bylaws.

     48.  Vice Presidents.
          ----------------

     In the absence or disability of the President, the vice presidents, if any, in order of their rank as fixed by the Board of Directors or, if not ranked, a vice president designated by the Board of Directors, shall perform all the duties of the President, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the President. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors or the Bylaws, and the President, or the Chairman of the Board.

     49.  Secretary.
          ----------

     The Secretary shall keep or cause to be kept, at the principal executive office or such other place as the Board of Directors may direct, a book of minutes of all meetings and actions of directors, committees of directors, and shareholders, with the time and place of holding, whether regular or special and, if special, how authorized, the notice given, the names of those present at directors' meetings or committee meetings, the number of shares present or represented at shareholders' meetings, and the proceedings. The Secretary shall keep, or cause to be kept, at the principal executive office or at the office of this Corporation's transfer agent or registrar, as determined by the resolution of the Board of Directors, a share register, or a duplicate share register, showing the names of all shareholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation. The Secretary shall give, or cause to be given, notice of all meetings of the shareholders and of the Board of Directors required by the Bylaws or by law to be given, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or by the Bylaws, the President or the Chairman of the Board.

     50.  Chief Financial Officer.
          ------------------------

     The Chief Financial Officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of this Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings, and shares. The books of account shall at all reasonable times be open to inspection by any director. The Chief Financial Officer shall deposit all moneys and other valuables in the name and to the credit of this Corporation with such depositaries as may be designated by the Board of Directors. The Chief Financial officer shall disburse the funds of this Corporation as may be ordered by the Board of Directors, shall render to the President and directors, whenever they request it, an account of all of his or her transactions as Chief Financial Officer and of the financial condition of this Corporation, and shall have other powers and perform such other duties as may be prescribed by the Board of Directors or the Bylaws, the President or the Chairman of the Board.

                                       VI

                     INDEMNIFICATION OF DIRECTORS, OFFICERS,
                           EMPLOYEES AND OTHER AGENTS

     51.  Agents, Proceedings and Expenses.
          ---------------------------------

     For the purposes of the following eight sections, "agent" means any person who is or was a director, officer, employee, or other agent of this Corporation, or is or was serving at the request of this Corporation as a director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise, or was a director, officer, employee, or agent of a foreign or domestic corporation which was a predecessor corporation of this Corporation or of another enterprise at the request of such predecessor corporation; "proceeding" means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative, or investigative; and "expenses" includes, without limitation, attorneys' fees and any expenses of establishing a right to indemnification under this Article VI.

     52.  Actions Other Than by the Corporation.
          --------------------------------------

     This Corporation shall indemnify any person who was or is a party, or is threatened to be made a party, to any proceeding, other than an action by or in the right of this Corporation, by reason of the fact that the person is or was an agent of this Corporation, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding if that person acted in good faith and in a manner reasonably believed to be in the best interests of this Corporation and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct was unlawful. The termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner reasonably believed to be in the best interests of this Corporation or that the person had reasonable cause to believe that the conduct was unlawful.

     53.  Actions by the Corporation.
          ---------------------------

     This Corporation shall indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action by or in the right of this Corporation to procure a judgment in its favor by reason of the fact that that person is or was an agent of this Corporation, against expenses actually and reasonably incurred in connection with the defense or settlement of that action if that person acted in good faith, in a manner believed to be in the best interests of this Corporation and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances. No indemnification shall be made under this section:

     (a) in respect of any claim, issue, or matter as to which that person shall have been adjudged to be liable to this Corporation in the performance of duty to this Corporation, unless and only to the extent that the court in which that action was brought shall determine upon application that, in view of all the circumstances of the case, that person is fairly and reasonably entitled to indemnity for the expenses which the court shall determine; or

     (b) of amounts paid in settling or otherwise disposing of a threatened or pending action, with or without court approval; or

     (c) of expenses incurred in defending a threatened or pending action which is settled or otherwise disposed of without court approval.

     54.  Successful Defense by Agent.
          ----------------------------

     To the extent that an agent of this Corporation has been successful on the merits in defense of any proceeding referred to in sections 52 or 53 of these Bylaws, or in defense of any claim, issue, or matter therein, the agent shall be indemnified against expenses actually and reasonably incurred by the agent in connection therewith.

     55.  Required Approval.
          ------------------

     Except as provided in section 54 of these Bylaws, indemnification shall be made by this Corporation only if authorized in the specific case on a determination that indemnification of the agent is proper in the circumstances because the agent has met the applicable standard of conduct set forth in sections 52 or 53 of these Bylaws by:

     (a) a majority vote of a quorum consisting of directors who are not parties to the proceeding;

     (b) approval by the affirmative vote of a majority of the shares of this Corporation entitled to vote represented at a duly held meeting at which a quorum is present or by the written consent of holders of a majority of the outstanding shares entitled to vote. For this purpose, the shares owned by the person to be indemnified shall not be considered outstanding or entitled to vote thereon; or

     (c) the court in which the proceeding is or was pending on application made by this Corporation or the agent or the attorney or other person rendering services in connection with the defense, whether or not such application by the agent, attorney, or other person is opposed by this Corporation.

     56.  Advance of Expenses.
          --------------------

     Expenses incurred by any agent in defending any proceeding for which indemnification is required by this Article VI shall be advanced by this Corporation before the final disposition of the proceeding on receipt of an undertaking by or on behalf of the agent to repay that amount unless it shall ultimately be determined that the agent is entitled to be indemnified under this
Article VI.

     57.  Other Contractual Rights.
          -------------------------

     Nothing contained herein shall affect any right to indemnification to which persons other than directors and officers of this Corporation or any subsidiary hereof may be entitled by contract or otherwise.

     58.  Limitations.
          ------------

     No indemnification or advance shall be made, except as provided in section 54 or section 55(c), in any circumstance where it appears:

          (a) that it would be inconsistent with a provision of the articles, a resolution of the shareholders, or an agreement in effect at the time of the accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid, which prohibits or otherwise limits indemnification; or

          (b) that it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

     59.  Insurance.
          ----------

     The Board of Directors of this Corporation may purchase and maintain insurance on behalf of any agent of this Corporation against any liability asserted against or incurred by the agent in such capacity or arising out of the agent's status as such whether or not this Corporation would have the power to indemnify the agent against that liability under the provisions of this section.

     60.  Fiduciaries of Corporate Employee Benefit Plans.
          ------------------------------------------------

     The foregoing indemnification provisions do not apply to any proceeding against any trustee, investment manager, or other fiduciary of an employee benefit plan in that person's capacity as such, even though that person may also be an agent of this Corporation as above. Nothing contained herein shall limit any right to indemnification to which such a trustee, investment manager, or other fiduciary may be entitled by contract or otherwise, which shall be enforceable to the extent permitted by applicable law.

                                      VII

                               RECORDS AND REPORTS

     61.  Maintenance and Inspection of Share Register.
          ---------------------------------------------

     The Corporation shall keep at its principal executive office, or at the office of its transfer agent or registrar, if either be appointed, a record of its shareholders, giving names and addresses of all shareholders and the number and class of shares held by each shareholder. A shareholder or shareholders of this Corporation holding at least five percent in the aggregate of the outstanding voting shares of this Corporation may (i) inspect and copy the records of shareholders' names and addresses and shareholdings during usual business hours on five days prior written demand on the Corporation, and (ii) obtain, on written demand and on the tender of the usual charges for such list, a list of the shareholders' names and addresses who are entitled to vote for the election of directors, and their shareholdings, as of the most recent record dates for which that list has been compiled or as of a date specified by the shareholder after the date of demand. This list shall be made available to any such shareholder on or before the later of five days after the demand is received, or the date specified in the demand as the date as of which the list is to be compiled. The record of shareholders shall also be open to inspection on the written demand of any shareholder or holder of a voting trust certificate, at any time during usual business hours, for a purpose reasonably related to the holder's interests as a shareholder or as the holder of a voting trust certificate. Any inspection and copying under this section may be made in person or by an agent or attorney of the shareholder or holder of a voting trust certificate making the demand.

     62.  Maintenance and Inspection of Bylaws.
          -------------------------------------

     The Corporation shall keep at its principal executive office the original or a copy of the Bylaws as amended to date, which shall be open to inspection by the shareholders at all reasonable times during office hours.

     63.  Maintenance and Inspection of Other Corporate Records.
          ------------------------------------------------------

     The accounting books and records and minutes of proceedings of the shareholders and the Board of Directors and any committee or committees of the Board of Directors shall be kept at such place or places designated by the Board of Directors or, in the absence of such designation, at the principal executive office of this Corporation. The minutes shall be kept in written form and the accounting books and records shall be kept in either written form or in any other form capable of being converted into written form. The minutes and accounting books and records shall be open to inspection upon the written demand of any shareholder or holder of a voting trust certificate, at any reasonable time during usual business hours, for a purpose reasonably related to the holder's interests as a shareholder or as the holder of a voting trust certificate. The inspection may be made in person or by an agent or attorney, and shall include the right to copy and make extracts. No such right of inspection shall extend to any confidential information relating to the depositors, borrowers or other customers of this Corporation or other information which the Corporation may not disclose under applicable law or lawful agreements with third parties.

     64.  Inspection by Directors.
          ------------------------

     Every director shall have the absolute right at any reasonable time to inspect all books, records and documents of every kind and the physical properties of this Corporation. This inspection by a director may be made in person or by an agent or attorney and the right of inspection includes the right to copy and make extracts of documents.

     65.  Annual Report to Shareholders.
          ------------------------------

     The Board of Directors shall cause an annual report to be sent to the shareholders not later than 120 days after the close of the fiscal year adopted by the Corporation. This report shall be sent at least 15 days before the annual meeting of shareholders to be held during the next fiscal year and in the manner specified for giving notice to shareholders of this Corporation. The annual report shall contain a balance sheet as of the end of the fiscal year and an income statement and statement of changes in financial position for the fiscal year, accompanied by any report of independent accountants or, if there is no such report, the certificate of an authorized officer of this Corporation that the statements were prepared without audit from the books and records of this Corporation.

     66.  Financial Statements.
          ---------------------

     A copy of any annual financial statement and any income statement of this Corporation for each quarterly period of each fiscal year, and any accompanying balance sheet of this Corporation as of the end of each such period, that has been prepared by the Corporation shall be kept in the principal executive office of this Corporation for 12 months and each such statement shall be exhibited at all reasonable times to any shareholder demanding an examination of any such statement or a copy shall be mailed to any such shareholder. If a shareholder or shareholders holding at least five percent of the outstanding shares of any class of stock of this Corporation makes a written request to the Corporation for an income statement of this Corporation for the three-month, six-month or nine-month period of the then current fiscal year ended more than 30 days before the date of the request, and a balance sheet of this Corporation as of the end of that period, the Chief Financial Officer shall cause that statement to be prepared, if not already prepared, and shall deliver personally or mail that statement or statements to the person making the request within 30 days after the receipt of the request. If the Corporation has not sent to the shareholders its annual report for the last fiscal year, this report shall likewise be delivered or mailed to the shareholder or shareholders within 30 days after the request. The Corporation shall also, on the written request of any shareholder, mail to the shareholder a copy of the last annual, semi-annual, or quarterly income statement which it has prepared, and a balance sheet as of the end of that period. The quarterly income statements and balance sheets referred to in this section shall be accompanied by the report, if any, of any independent accountants engaged by the Corporation or the certificate of an authorized officer of this Corporation that the financial statements were prepared without audit from the books and records of this Corporation.

     67.  Annual Statement of General Information.
          ----------------------------------------

     The Corporation shall each year file with the Secretary of the State of California, on the prescribed form, a statement setting forth the authorized number of directors, the names and complete business or residence addresses of all incumbent directors, the number of vacancies on the Board of Directors, if any, the names and complete business or residence addresses of the chief executive officer, Secretary, and Chief Financial Officer, the street address of its principal executive office or principal business office in this state, and the general type of business constituting the principal business activity of this Corporation, together with a designation of the agent of this Corporation for the purpose of service of process, all in compliance with section 1502 of the Code.

                                      VIII

                            GENERAL CORPORATE MATTERS

     68.  Record Date for Purposes Other Than Notice and Voting.
          ------------------------------------------------------

     For purposes of determining the shareholders entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any rights in respect of any other action, other than action by shareholders by written consent without a meeting, the Board of Directors may fix, in advance, a record date, which shall not be more than 60 days before any such action, and in that case only shareholders of record on the date so fixed are entitled to receive the dividend, distribution or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of this Corporation after the record date as fixed, except as otherwise provided in the Code. If the Board of Directors does not fix a record date, the record date for determining shareholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the applicable resolution or the 60th day before the date of that action, whichever is later.

     69.  Checks, Drafts, Evidences of Indebtedness.
          ------------------------------------------

     All checks, drafts, or other orders for payment of money, notes, or other evidences of indebtedness, issued in the name of or payable to the Corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the Board of Directors.

     70.  Corporate Contracts and Instruments, Execution of.
          --------------------------------------------------

     The Board of Directors, except as otherwise provided in these Bylaws, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of this Corporation and this authority may be general or confined to specific instances; and, unless so authorized or ratified by the Board of Directors, or within the agency power of an officer, no officer, agent, or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

     71.  Certificate for Shares.
          -----------------------

     A certificate or certificates for shares of the capital stock of this Corporation shall be issued to each shareholder when any of these shares are fully paid. All certificates shall be signed in the name of this Corporation by the Chairman of the Board, or the President or vice president, and by the Chief Financial Officer or the Secretary or an assistant secretary, certifying the number of shares and the class or series of shares owned by the shareholder. Any or all of the signatures on the certificate may be facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed on a certificate shall have ceased to be that officer, transfer agent, or registrar before that certificate is issued, it may be issued by the Corporation with the same effect as if that person were an officer, transfer agent, or registrar at the date of issue.

     72.  Lost Certificates.
          ------------------

     Except as provided in this section, no new certificates for shares shall be issued to replace an old certificate unless the latter is surrendered to the Corporation and cancelled at the same time. The Board of Directors may, in case any share certificate or certificate for any other security is lost, stolen, or destroyed, authorize the issuance of a replacement certificate on such terms and conditions as the Board of Directors may require, including provision for indemnification of this Corporation secured by a bond or other adequate security sufficient to protect the Corporation against any claim that may be made against it, including any expense or liability, on account of the alleged loss, theft or destruction of the certificate or the issuance of the replacement certificate.

     73.  Representation of Shares of Other Corporations.
          -----------------------------------------------

     The Chairman of the Board, the President, the Chief Financial Officer or any other person authorized by resolution of the Board of Directors or by any of the foregoing designated officers, is authorized to vote on behalf of this Corporation any and all shares of any other corporation or corporations, foreign or domestic, standing in the name of this Corporation. The authority granted to these officers to vote or represent on behalf of this Corporation any and all shares held by the Corporation in any other corporation or corporations may be exercised by any of these officers in person or by any person authorized to do so by a proxy duly executed by these officers.

     74.  Construction and Definitions.
          -----------------------------

     Unless the context requires otherwise, the general provisions, rules of construction and definitions in the Code shall govern the construction of these Bylaws.

                                       IX

                                   AMENDMENTS

     75.  Amendment by Shareholders.
          --------------------------

     New Bylaws may be adopted or these Bylaws may be amended or repealed by the vote or written consent of holders of a majority of the outstanding shares entitled to vote.

     76.  Amendment by Directors.
          -----------------------

     Subject to the rights of the shareholders as provided in section 75 of these Bylaws, Bylaws may be adopted, amended, or repealed by the Board of Directors; provided, however, that the Board of Directors may adopt a bylaw or amendment of a bylaw changing the authorized number of directors only for the purpose of fixing the exact number of directors within the limits specified in the Articles of Incorporation or in section 22 of these Bylaws.